Exhibit 23.7

September 1, 2021

Vine Energy Inc.
5800 Granite Parkway, Suite 550
Plano, Texas 75024

Gentlemen:

The firm of W.D. Von Gonten & Co. consents to the use of its name and to the use of its estimates of reserves contained in our reports entitled “Vine Oil & Gas LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues SEC Pricing Case “As of” January 1, 2020,” “Vine Oil & Gas LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues SEC Pricing Case “As of” January 1, 2021,” “Vine Oil & Gas LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues Strip Pricing Case “As of” January 1, 2021,” “Brix Oil & Gas Holdings LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues SEC Pricing Case “As of” January 1, 2020,” “Brix Oil & Gas Holdings LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues SEC Pricing Case “As of” January 1, 2021,” “Brix Oil & Gas Holdings LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues Strip Pricing Case “As of” January 1, 2021,” “Harvest Royalties Holdings LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues SEC Pricing Case “As of” January 1, 2020,” “Harvest Royalties Holdings LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues SEC Pricing Case “As of” January 1, 2021” and “Harvest Royalties Holdings LP. Haynesville and Mid-Bossier Shale Properties Estimate of Reserves and Revenues Strip Pricing Case “As of” January 1, 2021” to the specific references to W.D. Von Gonten & Company as the independent petroleum engineering firm in the Prospectus relating to the offering of Class A common stock filed with the Securities and Exchange Commission on March 19, 2021, pursuant to Rule 424(b) of the Securities Act, relating to the Form S-1 (File No. 333-253366), and as supplemented on April 2, 2021, which are included in this Registration Statement on Form S-4. We consent to the inclusion of the aforementioned projections in this Registration Statement on Form S-4.

Yours truly,

/s/ William D. Von Gonten, Jr.
W.D. VON GONTEN & Co.
William D. Von Gonten, Jr.
President
Houston, Texas